Exhibit 31.1
             CERTIFICATION PURSUANT TO 18 U.S.C. ss.1350, AS ADOPTED
            PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John Conroy, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Y-Tel International, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the small business issuer and have:

                  a) designed  such  disclosure  controls and  procedures  to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

                  b) evaluated  the   effectiveness  of  the  small  business
                     issuer's   disclosure   controls  and   procedures   and
                     presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                  c) Disclosed  in  this  report  any  change  in  the  small
                     business   issuer's   internal  control  over  financial
                     reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting;












                              Exhibit 31.1 - 1

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of small business issuer's board of directors (or persons performing the equivalent functions):

                  a) all significant  deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

                  b) any  fraud,  whether  or  not  material,  that  involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Dated: August 21, 2006
      ------------------

 /s/ John Conroy
-----------------------------------------------------
John Conroy, acting President and CEO


































                              Exhibit 31.1 - 2